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FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2004

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8410 W. Bryn Mawr, Suite 700, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events

        On June 7, 2004, United States Cellular Corporation filed a Preliminary Prospectus Supplement dated June 7, 2004 and Prospectus dated June 7, 2004 with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Such documents are hereby incorporated by reference herein.

Item 7.    Exhibits.

(c)
Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date: June 7, 2004

By:	/s/ THOMAS S. WEBER Thomas S. Weber Vice President and Controller

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EXHIBIT INDEX

        The following exhibits are filed herewith as noted below.

Exhibit No.	Description
99.1	The Preliminary Prospectus Supplement dated June 7, 2004 and Prospectus dated June 7, 2004 of United States Cellular Corporation as filed with the Securities and Exchange Commission on June 7, 2004 pursuant to Rule 424(b)(5) are hereby incorporated by reference herein

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  Item 5. Other Events
  Item 7. Exhibits.
SIGNATURES
EXHIBIT INDEX